UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2013


[LOGO OF USAA]
    USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

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         ANNUAL REPORT
         USAA GLOBAL MANAGED VOLATILITY FUND
         FUND SHARES o INSTITUTIONAL SHARES
         DECEMBER 31, 2013

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

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PRESIDENT'S MESSAGE

"THE FORMAL ANNOUNCEMENT OF TAPERING
DURING DECEMBER PROPELLED U.S. STOCK               [PHOTO OF DANIEL S. McNAMARA]
MARKETS TO NEW ALL-TIME HIGHS."

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JANUARY 2014

In the final months of the reporting period, better-than-expected news about U.S. economic growth, employment, and the housing market fueled speculation that the Federal Reserve (the Fed) would soon announce the reduction -- or tapering -- of its quantitative easing (QE) asset purchases. (Through QE, the Fed has been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) In fact, during December 2013, the Fed said it would trim its asset purchases to $75 billion a month starting in January 2014.

U.S. stock markets reacted differently to the taper announcement in December than they did earlier in 2013. In May 2013, stocks retreated after Fed Chairman Ben Bernanke suggested the Fed might begin tapering its asset purchases. The formal announcement of tapering during December propelled U.S. stock markets to new all-time highs. In my view, the markets reacted differently because the U.S. economy appears to be gaining strength and the Fed reiterated its "forward guidance" -- the promise to hold short-term interest rates near zero until unemployment falls below 6.5% and inflation rises above 2.5%. Investors may like the Fed's promise of "low rates for longer" more than they dislike the tapering of the QE program. That being said, I expect the Fed to pause if tapering significantly disrupts the markets. For the reporting period as a whole, U.S. stocks were up. Though the increase was due in part to earnings growth, I believe it was driven primarily by multiple expansion, as investors paid more for stocks in response to the Fed's monetary policies and a limited number of attractive alternatives.

In the bond market, longer-term yields began to increase in May 2013 on expectations that tapering would begin sooner than expected. Bond prices, which move in the opposite direction of interest rates, declined. Though the Fed did not announce the taper until December 2013, rates remained elevated in the longer end of the yield curve -- in five-year, 10-year, and 30-year maturities. (Meanwhile, yields on shorter-term maturities declined after the Fed repeated its commitment to ultra-low short-term rates in

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December.) Higher yields mean that investors have the opportunity to reinvest at higher rates and can potentially earn more on new investments. It should be noted that not all bonds performed the same way during the reporting period. The fixed-income market is, after all, a market of bonds and not a single bond market. It comprises different types of bonds with different maturities and risk characteristics, including U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities, and more.

Looking ahead, I expect the U.S. economy to continue getting stronger, albeit slowly. Though the unemployment rate was near 7% at the end of the reporting period, I'm not sure the employment picture is as rosy as the number suggests. Meanwhile, a federal budget deal reached in December seems to have reduced the possibility of a government shutdown in 2014. (The reporting period had been dominated by partisan wrangling such as the fiscal cliff, the sequestration spending cuts, and the 16-day partial government shutdown.) In Europe, the debt crisis appears to have moderated, and geopolitical tensions in the Middle East, which had roiled the financial markets during 2013, have eased. Nevertheless, these challenges could reemerge in 2014.

Rest assured we will continue to monitor Fed policy, economic trends, geopolitical events, and other factors that could potentially affect your investments. In the meantime, I urge you to hold a diversified portfolio that is directly tied to your goals, risk tolerance, and time horizon. Diversification is important because different asset classes, such as stocks and bonds, move up and down at different rates and often at different times. It is also a good idea to regularly reassess your investment risk and rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

On behalf of everyone at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

  Distributions to Shareholders                                              11

  Report of Independent Registered Public Accounting Firm                    12

  Portfolio of Investments                                                   13

  Notes to Portfolio of Investments                                          39

  Financial Statements                                                       42

  Notes to Financial Statements                                              46

EXPENSE EXAMPLE                                                              66

TRUSTEES' AND OFFICERS' INFORMATION                                          68

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

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TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of equity and debt securities of domestic and foreign issuers with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC
    JOHN P. TOOHEY, CFA                       JACOB POZHARNY, Ph.D.
    WASIF A. LATIF                            JOHN VAN BELLE, Ph.D.
    R. MATTHEW FREUND, CFA
    ARNOLD J. ESPE, CFA                   QS Investors, LLC
    JULIANNE BASS, CFA                        ROBERT WANG
    DAN DENBOW, CFA                           RUSSELL SHTERN, CFA

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o   HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING
    2013?

    The Fund has two share classes: Fund Shares and Institutional Shares. The Fund Shares began operations on July 12, 2013, and returned 6.61% through the period end. This compares to returns of 11.21% for the MSCI All-Country World Index and 0.70% for the Barclays U.S. Aggregate Bond Index, each a benchmark of the Fund. The Institutional Shares provided a total return of 12.17% for the year, compared to the 22.80% return of the MSCI All-Country World Index and -2.02% return of the Barclays U.S. Aggregate Bond Index.

o WHAT ELEMENTS OF THE FUND'S POSITIONING HELPED ITS PERFORMANCE DURING THE REPORTING PERIOD?

    The Fund's largest allocation is in domestic equities, which enabled it to benefit from the strong performance of the U.S. stock market during the second half of the year. In the Fund's large-cap portfolio, we emphasize companies with strong fundamentals through our

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

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2  | USAA GLOBAL MANAGED VOLATILITY FUND

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    focus on earnings and valuations, an approach that worked well during the second half of the year. The Fund has a larger allocation to equities than the funds in its peer group, which helps explain its outperformance during 2013.

    The Fund's international allocation was also a positive factor in its performance. Our developed-markets weighting -- a portion of which is subadvised by the manager Quantitative Management Associates LLC (QMA) -- finished in positive territory. This positive performance was augmented by our positions in exchange-traded funds (ETFs) linked to the returns of the Europe region in general, as well as those that track specific markets, including Germany and Italy.

o WHAT ELEMENTS OF THE FUND'S POSITIONING HURT PERFORMANCE DURING THE REPORTING PERIOD?

    Our allocation to emerging markets stocks was a notable detractor for the period. Our weighting in the asset class is diversified among broad-based ETFs that focus on emerging-market small-cap stocks, as well as single-country ETFs that provide exposure to China, Turkey, Brazil, Russia, and Indonesia.

    While the emerging markets underperformed in 2013, we continue to believe the asset class is an essential element of a diversified portfolio, and we find its valuation particularly compelling on a longer-term basis. Emerging markets' price-to-earnings (P/E) ratio slipped a little in 2013. In contrast, the P/E ratio of U.S. small-cap stocks rose modestly. The P/E ratio of European stocks and U.S. large cap-stocks also rose modestly. We think these investment choices adequately compensate us for the risks, especially in light of the fact that economic growth is expected to remain higher than that of the developed markets.

    The Fund also holds a modest allocation to bonds in order to produce income, augment portfolio diversification, and achieve a measure of defensiveness in the event of volatility in the global financial markets. Although the bond market suffered a downturn in 2013, our bond

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    portfolio outperformed on the strength of the below-average duration
    (interest-rate sensitivity) and successful security selection within the corporate bond space.

    The Fund's option hedging strategy, which is intended to help cushion the impact of large stock market sell-offs, detracted modestly from performance. This is typically the case when the market produces large, double-digit returns, but we view the hedging strategy as a way to mitigate the impact of market volatility on a longer-term basis -- an essential element of the Fund's objective. In addition, we believe the substantial increase in valuations in the United States and other developed markets during the past year warrants continued hedging in the portfolio.

o   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    We believe the economy is strengthening, albeit slowly, as evidenced by the improving housing market, rising corporate profits, and a lower unemployment rate. We forecast that real U.S. gross domestic product will grow in 2014, up from the 1.7% currently estimated for 2013. The jobs picture has been particularly vexing, however, and our concern is that it may not be as strong as the headline number indicates. While the headline unemployment rate is falling, much of the decline can be explained by a falling participation rate. It's true that the economy is creating new jobs, but a large proportion of them are in lower-paying service industries. We believe more robust growth will require gains in value-added areas such as manufacturing.

    In this environment, we believe it will be a challenge for U.S. equities to perform as well in 2014 as they did last year. Year-over-year earnings growth ebbed to the mid-single digits in 2013, well off the double-digit pace consistently seen since 2009. As a result, equities are trading at fairly rich valuations given the modest level of earnings growth and economic expansion. While we don't think the stock

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4  | USAA GLOBAL MANAGED VOLATILITY FUND

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    market is in "bubble" territory, we are watchful given stocks' strong returns in 2013.

    Heading into 2014, we will be paying attention to fundamentals and valuations as we work to uncover the most promising opportunities for our investors. On the fixed-income side, we will remain focused on the potential impact of rising long-term bond yields. As always, we construct and manage investment portfolios that strive to achieve superior performance over the ups and downs of the markets while adhering to the highest ethical standards.

    Thank you for your investment in the Fund.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Alternative investments carry specific investor qualifications which can include high income and net-worth requirements as well as relatively high investment minimums. They are complex investment vehicles, generally carry high costs, substantial risks, and may be highly volatile. There is often limited (or even non-existent) liquidity and a lack of transparency regarding the underlying assets. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES)*
(Ticker Symbol: UGMVX)


--------------------------------------------------------------------------------
                                                                   12/31/13
--------------------------------------------------------------------------------

Net Assets                                                      $10.8 Million
Net Asset Value Per Share                                           $11.14


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/13**
--------------------------------------------------------------------------------
                             Since Inception 7/12/13

                                      6.61%


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                                EXPENSE RATIOS***
--------------------------------------------------------------------------------

    Before Reimbursement     1.50%            After Reimbursement      1.27%

               (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The Fund Shares commenced operations on July 12, 2013.

** Total returns for periods of less than one year are not annualized. This return is cumulative.

*** The expense ratios are reported in the Fund's prospectus dated July 12, 2013, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through July 12, 2014, to make payments or waive management, administration, and other fees to limit the exenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after July 12, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA GLOBAL MANAGED VOLATILITY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  MSCI ALL-COUNTRY         USAA GLOBAL MANAGED           BARCLAYS U.S.
                     WORLD INDEX         VOLATILITY FUND SHARES      AGGREGATE BOND INDEX
 7/31/2013           $10,000.00                $10,000.00                 $10,000.00
 8/31/2013             9,791.66                  9,808.80                   9,948.88
 9/30/2013            10,297.41                 10,181.64                  10,043.07
10/31/2013            10,711.29                 10,439.77                  10,124.27
11/30/2013            10,862.98                 10,544.93                  10,086.36
12/31/2013            11,050.38                 10,660.87                  10,029.36

                                   [END CHART]

                         Data from 7/31/13 to 12/31/13.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The MCSI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Barclays U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

*The performance of the Barclays U.S. Aggregate Bond Index and the MCSI All-Country World Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

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                                                        INVESTMENT OVERVIEW |  7

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USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UGOFX)


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                                           12/31/13              12/31/12
--------------------------------------------------------------------------------

Net Assets                              $343.0 Million        $380.9 Million
Net Asset Value Per Share                   $11.16                 $9.96


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/13
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    1 Year                      5 Year              Since Inception 7/31/08

    12.17%                      7.73%                        4.33%


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                          EXPENSE RATIO AS OF 12/31/12*
--------------------------------------------------------------------------------

                                      0.97%

               (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated July 12, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

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8  | USAA GLOBAL MANAGED VOLATILITY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                      [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  MSCI ALL-COUNTRY       BARCLAYS U.S. AGGREGATE      USAA GLOBAL MANAGED VOLATILITY
                     WORLD INDEX               BOND INDEX               FUND INSTITUTIONAL SHARES
 7/31/2008           $10,000.00                $10,000.00                      $10,000.00
 8/31/2008             9,784.46                 10,094.91                       10,100.00
 9/30/2008             8,561.59                  9,959.32                        9,260.00
10/31/2008             6,865.11                  9,724.23                        8,820.00
11/30/2008             6,414.09                 10,040.76                        8,450.00
12/31/2008             6,646.55                 10,415.37                        8,671.84
 1/31/2009             6,078.68                 10,323.47                        8,097.08
 2/28/2009             5,483.51                 10,284.50                        7,542.48
 3/31/2009             5,935.18                 10,427.47                        7,865.16
 4/30/2009             6,635.81                 10,477.33                        8,389.50
 5/31/2009             7,296.99                 10,553.32                        8,853.34
 6/30/2009             7,256.08                 10,613.35                        8,934.01
 7/31/2009             7,894.81                 10,784.54                        9,407.94
 8/31/2009             8,177.17                 10,896.20                        9,599.52
 9/30/2009             8,552.32                 11,010.66                        9,932.28
10/31/2009             8,420.15                 11,065.03                        9,821.36
11/30/2009             8,766.46                 11,208.28                       10,133.95
12/31/2009             8,948.00                 11,033.08                       10,310.56
 1/31/2010             8,561.29                 11,201.62                       10,020.12
 2/28/2010             8,670.35                 11,243.45                       10,175.71
 3/31/2010             9,228.14                 11,229.63                       10,528.38
 4/30/2010             9,243.67                 11,346.52                       10,600.99
 5/31/2010             8,359.22                 11,442.00                       10,123.85
 6/30/2010             8,109.54                 11,621.43                        9,729.68
 7/31/2010             8,769.40                 11,745.42                       10,082.35
 8/31/2010             8,462.84                 11,896.55                        9,688.19
 9/30/2010             9,272.44                 11,909.23                       10,227.57
10/31/2010             9,607.56                 11,951.63                       10,331.30
11/30/2010             9,393.79                 11,882.94                       10,227.57
12/31/2010            10,081.68                 11,754.80                       10,555.03
 1/31/2011            10,239.89                 11,768.48                       10,607.34
 2/28/2011            10,538.07                 11,797.92                       10,806.09
 3/31/2011            10,527.55                 11,804.44                       10,858.40
 4/30/2011            10,958.25                 11,954.28                       11,067.62
 5/31/2011            10,722.70                 12,110.29                       11,004.85
 6/30/2011            10,553.74                 12,074.83                       10,921.16
 7/31/2011            10,381.92                 12,266.44                       10,858.40
 8/31/2011             9,623.53                 12,445.65                       10,178.44
 9/30/2011             8,714.95                 12,536.18                        9,676.32
10/31/2011             9,648.69                 12,549.65                       10,251.67
11/30/2011             9,359.86                 12,538.76                       10,324.89
12/31/2011             9,340.95                 12,676.57                       10,196.48
 1/31/2012             9,884.10                 12,787.88                       10,569.39
 2/29/2012            10,381.40                 12,784.95                       10,867.72
 3/31/2012            10,450.43                 12,714.90                       10,878.37
 4/30/2012            10,330.85                 12,855.86                       10,771.83
 5/31/2012             9,404.60                 12,972.18                       10,164.51
 6/30/2012             9,869.09                 12,977.27                       10,462.84
 7/31/2012            10,004.19                 13,156.26                       10,526.77
 8/31/2012            10,221.72                 13,164.86                       10,707.90
 9/30/2012            10,543.66                 13,182.98                       10,931.65
10/31/2012            10,473.39                 13,208.91                       10,889.03
11/30/2012            10,607.32                 13,229.75                       10,974.26
12/31/2012            10,847.58                 13,210.92                       11,218.62
 1/31/2013            11,347.31                 13,118.52                       11,601.58
 2/28/2013            11,345.54                 13,184.27                       11,432.63
 3/31/2013            11,550.56                 13,194.80                       11,455.15
 4/30/2013            11,883.03                 13,328.31                       11,657.90
 5/31/2013            11,850.43                 13,090.51                       11,669.16
 6/30/2013            11,504.05                 12,888.02                       11,466.42
 7/31/2013            12,054.78                 12,905.64                       11,838.12
 8/31/2013            11,803.63                 12,839.67                       11,567.79
 9/30/2013            12,413.30                 12,961.22                       12,007.07
10/31/2013            12,912.22                 13,066.01                       12,311.19
11/30/2013            13,095.08                 13,017.09                       12,435.09
12/31/2013            13,321.00                 12,943.53                       12,583.65

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                           o TOP 10 EQUITY HOLDINGS o
                                 AS OF 12/31/13
                                (% of Net Assets)

iShares MSCI EAFE ETF* .................................................... 9.6%
iShares Core MSCI Emerging Markets ETF* ................................... 6.3%
iShares MSCI Germany ETF* ................................................. 4.5%
iShares MSCI United Kingdom ETF* .......................................... 4.1%
WisdomTree Emerging Markets SmallCap Dividend Fund* ....................... 3.3%
iShares MSCI EMU Index Fund* .............................................. 2.9%
iShares MSCI Hong Kong ETF* ............................................... 2.9%
iShares MSCI Turkey ETF* .................................................. 1.6%
iShares MSCI South Korea Capped ETF* ...................................... 1.5%
Apple, Inc. ............................................................... 1.2%

                      o ASSET ALLOCATION** -- 12/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMON STOCKS                                                           52.7%
FOREIGN EXCHANGE-TRADED FUNDS*                                          40.6%
CORPORATE OBLIGATIONS                                                    2.3%
COMMERCIAL MORTGAGE SECURITIES                                           2.3%
MONEY MARKET INSTRUMENTS                                                 1.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                        0.7%
PREFERRED STOCKS                                                         0.0%***

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes futures and options.

***Represents less than 0.1% of net assets.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will fund a complete list of securities that the Fund owns on pages 13-38.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2013:

DIVIDEND RECEIVED DEDUCTION            QUALIFIED DIVIDEND INCOME
(CORPORATE SHAREHOLDERS)(1)         (NON-CORPORATE SHAREHOLDERS)(1)
-------------------------------------------------------------------
           100%                                   100%
-------------------------------------------------------------------

(1) Pursuant as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Managed Volatility Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Managed Volatility Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 18, 2014

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2013

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             EQUITY SECURITIES (93.3%)

             COMMON STOCKS (52.7%)

             CONSUMER DISCRETIONARY (6.0%)
             -----------------------------
             ADVERTISING (0.1%)
       800   Dentsu, Inc.(a)                                                $     33
     6,859   JC Decaux S.A.                                                      283
     3,344   REA Group Ltd.                                                      113
                                                                            --------
                                                                                 429
                                                                            --------
             APPAREL RETAIL (0.2%)
       100   ABC-MART, Inc.(a)                                                     5
     2,700   Foot Locker, Inc.                                                   112
     1,844   Hennes & Mauritz AB "B"(a)                                           85
     9,400   TJX Companies, Inc.                                                 599
                                                                            --------
                                                                                 801
                                                                            --------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.3%)
       986   Christian Dior S.A.                                                 186
       297   Compagnie Financiere Richemont S.A.(a)                               30
     5,100   Hanesbrands, Inc.                                                   359
       153   Swatch Group AG(a)                                                   17
     7,200   VF Corp.                                                            449
                                                                            --------
                                                                               1,041
                                                                            --------
             AUTO PARTS & EQUIPMENT (0.5%)
       700   Aisin Seiki Co. Ltd.(a)                                              28
     4,900   BorgWarner, Inc.                                                    274
     1,713   Continental AG(a)                                                   376
     1,800   Denso Corp.(a)                                                       95
     7,100   Gentex Corp.                                                        234
     3,900   Johnson Controls, Inc.                                              200
     5,000   Lear Corp.                                                          405
     1,000   NGK Spark Plug Co. Ltd.(a)                                           24
       600   Stanley Electric Co. Ltd.(a)                                         14
       700   Toyota Industries Corp.(a)                                           32
     2,617   Valeo S.A.                                                          289
                                                                            --------
                                                                               1,971
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             AUTOMOBILE MANUFACTURERS (0.5%)
    7,154    Daimler AG(a)                                                  $    619
   13,610    Fiat S.p.A.*(a)                                                     112
   13,100    Fuji Heavy Industries Ltd.(a)                                       376
      200    Honda Motor Co. Ltd.(a)                                               8
   11,100    Toyota Motor Corp.(a)                                               676
                                                                            --------
                                                                               1,791
                                                                            --------
             AUTOMOTIVE RETAIL (0.0%)
      600    Advance Auto Parts, Inc.                                             66
      800    USS Co. Ltd.(a)                                                      11
                                                                            --------
                                                                                  77
                                                                            --------
             BROADCASTING (0.2%)
  119,347    ITV plc                                                             383
    5,292    ProSieben Sat.1 Media AG(a)                                         263
      147    RTL Group S.A.(a)                                                    19
                                                                            --------
                                                                                 665
                                                                            --------
             CABLE & SATELLITE (0.4%)
   25,400    Comcast Corp."A"                                                  1,320
                                                                            --------
             CASINOS & GAMING (0.4%)
    2,300    Bally Technologies, Inc.*                                           180
   27,000    Galaxy Entertainment Group Ltd.*                                    242
    7,800    Las Vegas Sands Corp.                                               615
   57,200    MGM China Holdings Ltd.                                             245
                                                                            --------
                                                                               1,282
                                                                            --------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
   13,300    Best Buy Co., Inc.                                                  530
    8,500    GameStop Corp."A"                                                   419
                                                                            --------
                                                                                 949
                                                                            --------
             CONSUMER ELECTRONICS (0.1%)
      800    Casio Computer Co. Ltd.(a)                                           10
    1,400    Harman International Industries, Inc.                               114
   34,900    Panasonic Corp.(a)                                                  407
      300    Sony Corp. (a)                                                        5
                                                                            --------
                                                                                 536
                                                                            --------
             DEPARTMENT STORES (0.2%)
    4,500    Macy's, Inc. (b)                                                    240
    3,679    Next plc                                                            332
                                                                            --------
                                                                                 572
                                                                            --------
             EDUCATION SERVICES (0.2%)
      835    Graham Holdings Co."B"                                              554
                                                                            --------

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             FOOTWEAR (0.1%)
       600   ASICS Corp.(a)                                                 $     10
     2,000   Deckers Outdoor Corp.*                                              169
     3,600   NIKE, Inc."B"                                                       283
    22,000   Yue Yuen Industrial Holdings, Ltd.                                   74
                                                                            --------
                                                                                 536
                                                                            --------
             HOME IMPROVEMENT RETAIL (0.5%)
    14,500   Home Depot, Inc.                                                  1,194
     9,700   Lowe's Companies, Inc.                                              481
                                                                            --------
                                                                               1,675
                                                                            --------
             HOMEBUILDING (0.1%)
       500   Iida Group Holdings Co. Ltd.*                                        10
     4,749   Persimmon plc                                                        97
    22,000   Sekisui Chemical Co. Ltd.(a)                                        271
     2,000   Sekisui House Ltd.(a)                                                28
                                                                            --------
                                                                                 406
                                                                            --------
             HOTELS,RESORTS & CRUISE LINES (0.5%)
       215   Flight Centre Travel Group Ltd.                                       9
     7,800   Hyatt Hotels Corp."A"*                                              386
    10,000   Royal Caribbean Cruises Ltd.                                        474
     8,700   Starwood Hotels & Resorts Worldwide, Inc.                           691
    41,580   TUI Travel plc                                                      285
                                                                            --------
                                                                               1,845
                                                                            --------
             HOUSEHOLD APPLIANCES (0.1%)
     1,800   Whirlpool Corp.                                                     282
                                                                            --------
             INTERNET RETAIL (0.4%)
     1,100   Amazon.com, Inc.*                                                   439
     2,400   Expedia, Inc.                                                       167
       600   priceline.com, Inc.*                                                697
                                                                            --------
                                                                               1,303
                                                                            --------
             LEISURE FACILITIES (0.0%)
       200   Oriental Land Co. Ltd.(a)                                            29
                                                                            --------
             LEISURE PRODUCTS (0.1%)
     3,000   Hasbro, Inc.                                                        165
       700   NAMCO BANDAI Holdings, Inc.(a)                                       16
                                                                            --------
                                                                                 181
                                                                            --------
             MOVIES & ENTERTAINMENT (0.6%)
     2,000   Madison Square Garden Co."A"*                                       115
    16,000   Regal Entertainment Group "A"                                       311

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     7,066   Time Warner, Inc.                                              $    493
     4,900   Viacom, Inc."B"                                                     428
    10,700   Walt Disney Co.                                                     817
                                                                            --------
                                                                               2,164
                                                                            --------
             PUBLISHING (0.0%)
     4,500   Thomson Reuters Corp.                                               170
                                                                            --------
             RESTAURANTS (0.1%)
     4,800   Starbucks Corp.                                                     376
                                                                            --------
             SPECIALIZED CONSUMER SERVICES (0.0%)
     3,600   Service Corp. Internatioal                                           65
                                                                            --------
             SPECIALTY STORES (0.1%)
    13,400   Staples, Inc.                                                       213
                                                                            --------
             TIRES & RUBBER (0.0%)
     2,400   Bridgestone Corp.(a)                                                 91
                                                                            --------
             Total Consumer Discretionary                                     21,324
                                                                            --------
             CONSUMER STAPLES (4.2%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
    18,900   Archer-Daniels-Midland Co.                                          820
    27,000   Golden Agri-Resources Ltd.                                           12
    98,000   Wilmar International Ltd.                                           266
                                                                            --------
                                                                               1,098
                                                                            --------
             BREWERS (0.2%)
     5,634   Anheuser-Busch InBev N.V.                                           599
     1,500   Asahi Group Holdings Ltd.(a)                                         42
     1,611   Heineken Holding N.V.                                               102
     5,000   Kirin Holdings Co. Ltd.(a)                                           72
                                                                            --------
                                                                                 815
                                                                            --------
             DISTILLERS & VINTNERS (0.1%)
     4,777   Diageo plc                                                          158
     1,202   Treasury Wine Estates Ltd.                                            5
                                                                            --------
                                                                                 163
                                                                            --------
             DRUG RETAIL (0.2%)
     6,300   CVS Caremark Corp.                                                  451
     3,300   Walgreen Co.                                                        190
                                                                            --------
                                                                                 641
                                                                            --------

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             FOOD RETAIL (0.4%)
     1,952   Casino Guichard-Perrachon S.A.                                 $    225
    51,896   J Sainsbury plc                                                     314
    17,248   Koninklijke Ahold N.V.                                              309
     6,800   Kroger Co.                                                          269
    68,067   Wm Morrison Supermarkets plc                                        294
       299   Woolworths Ltd.                                                       9
                                                                            --------
                                                                               1,420
                                                                            --------
             HOUSEHOLD PRODUCTS (0.8%)
     6,000   Colgate-Palmolive Co.                                               391
     4,200   Kimberly-Clark Corp.                                                439
    18,200   Procter & Gamble Co.                                              1,482
     5,729   Reckitt Benckiser Group plc                                         455
     4,352   Svenska Cellulosa AB "B"(a)                                         134
                                                                            --------
                                                                               2,901
                                                                            --------
             HYPERMARKETS & SUPER CENTERS (0.2%)
     2,300   Aeon Co. Ltd.(a)                                                     31
     2,344   Carrefour S.A.                                                       93
     1,600   Costco Wholesale Corp.                                              190
     5,600   Wal-Mart Stores, Inc.                                               441
     1,882   Wesfarmers Ltd.                                                      74
                                                                            --------
                                                                                 829
                                                                            --------
             PACKAGED FOODS & MEAT (0.6%)
       136   Barry Callebaut AG(a)                                               171
     2,366   Kraft Foods Group, Inc.                                             128
         3   Lindt & Spruengli AG(a)                                             162
         3   Lindt & Spruengli AG(a)                                              13
     4,000   Mead Johnson Nutrition Co.                                          335
     8,998   Nestle S.A.(a)                                                      661
     1,000   Nippon Meat Packers, Inc.(a)                                         17
     9,909   Suedzucker AG(a)                                                    267
     1,837   Tate & Lyle plc                                                      25
     4,700   Tyson Foods, Inc. "A"                                               157
     3,228   Unilever N.V.                                                       130
                                                                            --------
                                                                               2,066
                                                                            --------
             PERSONAL PRODUCTS (0.1%)
     2,800   Nu Skin Enterprises, Inc. "A"                                       387
                                                                            --------
             SOFT DRINKS (0.4%)
       200   Coca Cola West Co., Ltd.(a)                                           4
    16,200   Coca-Cola Co.                                                       669

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     9,800   PepsiCo, Inc.                                                  $    813
                                                                            --------
                                                                               1,486
                                                                            --------
             TOBACCO (0.9%)
    23,400   Altria Group, Inc.                                                  898
     6,184   British American Tobacco plc                                        332
    12,200   Japan Tobacco, Inc.(a)                                              397
     9,300   Lorillard, Inc.                                                     471
     8,000   Philip Morris International, Inc.                                   697
     3,800   Reynolds American, Inc.                                             190
                                                                            --------
                                                                               2,985
                                                                            --------
             Total Consumer Staples                                           14,791
                                                                            --------
             ENERGY (4.6%)
             -------------
             INTEGRATED OIL & GAS (2.4%)
       418   BG Group plc                                                          9
   111,461   BP plc                                                              901
    13,900   Chevron Corp.                                                     1,736
     4,522   ENI S.p.A.(a)                                                       109
    29,700   Exxon Mobil Corp.                                                 3,006
     7,300   Occidental Petroleum Corp.                                          694
     5,606   OMV AG(a)                                                           268
       997   Repsol S.A.                                                          25
    14,485   Royal Dutch Shell plc "A"                                           519
    13,339   Royal Dutch Shell plc "B"                                           504
    12,965   Total S.A.                                                          794
                                                                            --------
                                                                               8,565
                                                                            --------
             OIL & GAS DRILLING (0.2%)
     7,500   Helmerich & Payne, Inc.                                             631
     3,485   Seadrill Ltd.(a)                                                    143
     1,372   Transocean Ltd.(a)                                                   67
                                                                            --------
                                                                                 841
                                                                            --------
             OIL & GAS EQUIPMENT & SERVICES (0.5%)
     9,100   Baker Hughes, Inc.                                                  503
     2,100   Oceaneering International, Inc.                                     166
    10,200   Schlumberger Ltd.                                                   919
                                                                            --------
                                                                               1,588
                                                                            --------
             OIL & GAS EXPLORATION & PRODUCTION (0.9%)
    16,200   Chesapeake Energy Corp.                                             440
    15,700   ConocoPhillips                                                    1,109
     3,100   EOG Resources, Inc.                                                 520
     7,500   Marathon Oil Corp.                                                  265

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     5,000   Murphy Oil Corp.                                               $    324
     6,400   SM Energy Co.                                                       532
     2,523   Woodside Petroleum Ltd.                                              88
                                                                            --------
                                                                               3,278
                                                                            --------
             OIL & GAS REFINING & MARKETING (0.6%)
       400   Idemitsu Kosan Co. Ltd.(a)                                            9
     6,100   Marathon Petroleum Corp.                                            560
     9,100   PBF Energy, Inc. "A"                                                286
     5,300   Phillips 66                                                         409
    14,200   Showa Shell Sekiyu K.K.(a)                                          144
    14,700   Valero Energy Corp.                                                 741
                                                                            --------
                                                                               2,149
                                                                            --------
             Total Energy                                                     16,421
                                                                            --------
             FINANCIALS (10.9%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    35,297   Aberdeen Asset Management plc                                       292
     1,800   Ameriprise Financial, Inc.                                          207
    25,200   Ares Capital Corp.                                                  448
     2,600   Artisan Partners Asset Management, Inc. "A"                         170
     7,700   Bank of New York Mellon Corp.                                       269
     1,400   BlackRock, Inc.                                                     443
    10,400   Legg Mason, Inc.                                                    452
     2,700   T. Rowe Price Group, Inc.                                           226
     4,200   Waddell & Reed Financial, Inc. "A"                                  274
                                                                            --------
                                                                               2,781
                                                                            --------
             CONSUMER FINANCE (0.4%)
     8,500   American Express Co.                                                771
     6,600   Capital One Financial Corp.                                         506
     5,500   Discover Financial Services                                         308
                                                                            --------
                                                                               1,585
                                                                            --------
             DIVERSIFIED BANKS (2.4%)
     4,000   Aozora Bank Ltd.(a)                                                  11
    14,691   Australia and New Zealand Banking Group Ltd.                        423
    32,932   Banco Bilbao Vizcaya Argentaria S.A.                                405
    11,007   Banco Santander S.A.                                                 99
    47,612   Bank Hapoalim B.M.                                                  267
    50,000   Bank of East Asia Ltd.                                              212
     1,987   Barclays plc                                                          9
       455   BNP Paribas S.A.                                                     35
    14,000   BOC Hong Kong Holdings Ltd.                                          45

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     6,906   CaixaBank S.A.                                                 $     36
    13,300   Comerica, Inc.                                                      632
     9,986   Commonwealth Bank of Australia                                      694
    18,793   DnB NOR ASA(a)                                                      337
     3,000   Hang Seng Bank Ltd.                                                  49
    99,281   HSBC Holdings plc                                                 1,089
     2,170   KBC Groep N.V.                                                      123
    93,674   Lloyds Banking Group plc*                                           122
    93,100   Mitsubishi UFJ Financial Group, Inc.(a)                             616
   132,000   Mizuho Financial Group, Inc.(a)                                     286
     1,284   National Australia Bank Ltd.                                         40
     3,528   Natixis                                                              21
    24,142   Skandinaviska Enskilda Banken "A"(a)                                319
       768   Societe Generale                                                     45
    10,600   Sumitomo Mitsui Financial Group, Inc.(a)                            547
     4,821   Swedbank AB "A"(a)                                                  136
    17,067   UniCredit S.p.A.(a)                                                 127
    26,000   Wells Fargo & Co.                                                 1,180
    18,617   Westpac Banking Corp.                                               538
                                                                            --------
                                                                               8,443
                                                                            --------
             DIVERSIFIED CAPITAL MARKETS (0.0%)
     2,187   Investec plc                                                         16
       609   UBS AG(a)                                                            12
                                                                            --------
                                                                                  28
                                                                            --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
     2,000   Daiwa House Industry Co. Ltd.(a)                                     39
       496   Lend Lease Group                                                      5
     4,900   St. Joe Co.*                                                         94
     2,500   Swire Pacific Ltd.                                                   29
     5,000   Wharf Holdings Ltd.                                                  38
     3,000   Wheelock & Co. Ltd.                                                  14
                                                                            --------
                                                                                 219
                                                                            --------
             INSURANCE BROKERS (0.1%)
     2,200   Aon plc                                                             185
                                                                            --------
             INVESTMENT BANKING & BROKERAGE (0.6%)
    18,100   Charles Schwab Corp.                                                471
    27,000   Daiwa Securities Group, Inc.(a)                                     270
    16,100   E*Trade Financial Corp.*                                            316
     2,400   Goldman Sachs Group, Inc.                                           426
     5,500   Lazard Ltd. "A"                                                     249
     5,883   Macquarie Group Ltd.                                                289

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
       800   Nomura Holdings, Inc.(a)                                       $      6
     7,900   TD Ameritrade Holding Corp.                                         242
                                                                            --------
                                                                               2,269
                                                                            --------
             LIFE & HEALTH INSURANCE (0.5%)
    35,256   AEGON N.V.                                                          333
   106,205   Legal & General Group plc                                           392
     3,400   Prudential Financial, Inc.                                          313
    12,320   Prudential plc                                                      273
     5,100   StanCorp Financial Group, Inc.                                      338
                                                                            --------
                                                                               1,649
                                                                            --------
             MULTI-LINE INSURANCE (0.6%)
     5,922   Ageas                                                               252
     2,133   Allianz SE(a)                                                       383
     7,400   American International Group, Inc.                                  378
     4,300   Assurant, Inc.                                                      285
     6,809   AXA S.A.                                                            189
       912   Baloise Holdings AG(a)                                              117
     4,800   Kemper Corp.                                                        196
     5,028   Sampo Oyj "A"(a)                                                    248
                                                                            --------
                                                                               2,048
                                                                            --------
             MULTI-SECTOR HOLDINGS (0.5%)
    11,800   Berkshire Hathaway, Inc. "B"*                                     1,399
       117   Eurazeo S.A.                                                          9
       335   Exor S.p.A.(a)                                                       14
    10,087   Investor AB "B"(a)                                                  348
                                                                            --------
                                                                               1,770
                                                                            --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
    78,900   Bank of America Corp.                                             1,228
    14,110   Citigroup, Inc.                                                     735
     4,400   ING US, Inc.                                                        155
    27,100   JPMorgan Chase & Co.                                              1,585
     5,000   ORIX Corp.(a)                                                        88
     5,011   Pohjola Bank plc "A"(a)                                             101
                                                                            --------
                                                                               3,892
                                                                            --------
             PROPERTY & CASUALTY INSURANCE (0.9%)
     3,200   ACE Ltd.                                                            331
     1,900   Allied World Assurance Co.                                          214
     3,300   Allstate Corp.                                                      180
     4,600   Arch Capital Group Ltd.*                                            275
    11,500   Aspen Insurance Holdings Ltd.                                       475
     6,500   Cincinnati Financial Corp.                                          340
     7,300   Hanover Insurance Group, Inc.                                       436

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    18,174   Insurance Australia Group Ltd.                                 $     95
    12,800   Old Republic International Corp.                                    221
     5,400   Travelers Companies, Inc.                                           489
                                                                            --------
                                                                               3,056
                                                                            --------
             REAL ESTATE OPERATING COMPANIES (0.1%)
    60,000   Hysan Development Co. Ltd.                                          258
     3,777   Immofinanz AG(a)                                                     18
     1,243   Swiss Prime Site AG(a)                                               96
                                                                            --------
                                                                                 372
                                                                            --------
             REAL ESTATE SERVICES (0.1%)
    10,400   CBRE Group, Inc. "A"*                                               274
     2,300   Jones Lang LaSalle, Inc.                                            235
                                                                            --------
                                                                                 509
                                                                            --------
             REGIONAL BANKS (1.0%)
    20,000   Associated Banc Corp.                                               348
     5,000   Bank of Yokohama Ltd.(a)                                             28
     1,000   Chiba Bank Ltd.(a)                                                    7
     5,700   City National Corp.                                                 452
     3,100   First Citizens BancShares, Inc. "A"                                 690
     3,000   Fukuoka Financial Group, Inc.(a)                                     13
     2,000   Hachijuni Bank Ltd.(a)                                               12
     1,000   Iyo Bank Ltd.(a)                                                     10
     3,000   Joyo Bank Ltd.(a)                                                    15
    36,300   KeyCorp                                                             487
     7,400   PNC Financial Services Group, Inc.                                  574
     8,100   Resona Holdings, Inc.(a)                                             41
     7,900   SunTrust Banks, Inc.                                                291
     1,000   Suruga Bank Ltd.(a)                                                  18
     3,500   SVB Financial Group*                                                367
     1,000   Yamaguchi Financial Group, Inc.(a)                                    9
     8,500   Zions Bancorp                                                       255
                                                                            --------
                                                                               3,617
                                                                            --------
             REINSURANCE (0.5%)
     2,200   Everest Re Group Ltd.                                               343
     3,352   Hannover Rueck SE(a)                                                289
       584   Muenchener Rueckversicherungs-Gesellschaft AG(a)                    129
     7,300   PartnerRe Ltd.                                                      770
     4,257   Swiss Re AG(a)                                                      393
                                                                            --------
                                                                               1,924
                                                                            --------

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             REITs - DIVERSIFIED (0.0%)
    37,000   BGP Holdings plc, acquired 8/06/2009; cost: $0*(a),(c),(d)     $      -
    17,822   Dexus Property Group                                                 16
     6,573   GPT Group                                                            20
     9,400   Spirit Realty Capital, Inc.                                          92
                                                                            --------
                                                                                 128
                                                                            --------
             REITs - INDUSTRIAL (0.0%)
     5,000   Ascendas REIT                                                         9
                                                                            --------
             REITs - MORTGAGE (0.1%)
     7,000   Starwood Property Trust, Inc.                                       194
                                                                            --------
             REITs - OFFICE (0.1%)
   224,000   CapitaCommercial Trust                                              257
                                                                            --------
             REITs - RETAIL (0.5%)
     9,000   CapitaMall Trust                                                     14
         8   Japan Retail Fund Investment Corp.(a)                                16
    10,700   Kimco Realty Corp.                                                  211
    60,500   Link REIT                                                           294
     8,600   Realty Income Corp.                                                 321
    30,800   Retail Properties of America "A"                                    392
     1,372   Unibail-Rodamco                                                     351
    11,585   Westfield Retail Trust                                               31
                                                                            --------
                                                                               1,630
                                                                            --------
             REITs - SPECIALIZED (0.2%)
     3,300   Public Storage                                                      497
     7,400   Weyerhaeuser Co.                                                    233
                                                                            --------
                                                                                 730
                                                                            --------
             SPECIALIZED FINANCE (0.3%)
     1,800   IntercontinentalExchange Group, Inc.                                405
     6,300   McGraw Hill Financial, Inc.                                         493
     7,000   NASDAQ OMX Group, Inc.                                              278
                                                                            --------
                                                                               1,176
                                                                            --------
             Total Financials                                                 38,471
                                                                            --------
             HEALTH CARE (6.8%)
             ------------------
             BIOTECHNOLOGY (1.2%)
       828   Actelion Ltd.(a)                                                     70
     5,800   Amgen, Inc.                                                         662
     2,700   Biogen Idec, Inc.*                                                  755
     5,200   Celgene Corp.*                                                      879
    12,200   Gilead Sciences, Inc.*                                              917

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     5,100   Medivation, Inc.*                                              $    326
     4,900   Myriad Genetics, Inc.*                                              103
     1,100   Pharmacyclics, Inc.*                                                116
     3,300   United Therapeutics Corp.*                                          373
                                                                            --------
                                                                               4,201
                                                                            --------
             HEALTH CARE DISTRIBUTORS (0.6%)
       200   Alfresa Holdings Corp.(a)                                            10
    13,600   Cardinal Health, Inc.                                               909
     1,400   Henry Schein, Inc.*                                                 160
     4,500   McKesson Corp.                                                      726
    10,400   Medipal Holdings Corp.(a)                                           137
                                                                            --------
                                                                               1,942
                                                                            --------
             HEALTH CARE EQUIPMENT (0.4%)
     9,200   Abbott Laboratories                                                 353
    12,500   Boston Scientific Corp.*                                            150
     7,100   Medtronic, Inc.                                                     407
    11,266   Smith & Nephew plc                                                  161
     4,100   Stryker Corp.                                                       308
                                                                            --------
                                                                               1,379
                                                                            --------
             HEALTH CARE FACILITIES (0.1%)
     4,000   HCA Holdings, Inc.*                                                 191
     8,900   VCA Antech, Inc.*                                                   279
                                                                            --------
                                                                                 470
                                                                            --------
             HEALTH CARE SERVICES (0.2%)
     2,500   Express Scripts Holdings Co.*                                       176
     2,072   Fresenius SE & Co. KGaA(a)                                          318
     3,200   Omnicare, Inc.                                                      193
     8,032   Sonic Healthcare Ltd.                                               119
                                                                            --------
                                                                                 806
                                                                            --------
             HEALTH CARE SUPPLIES (0.0%)
     1,873   Coloplast A/S "B"(a)                                                124
                                                                            --------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
     3,500   Charles River Laboratories International, Inc.*                     186
     3,400   Covance, Inc.*                                                      299
     1,600   Illumina, Inc.*                                                     177
                                                                            --------
                                                                                 662
                                                                            --------
             MANAGED HEALTH CARE (0.7%)
     7,400   Aetna, Inc.                                                         508
     5,600   Cigna Corp.                                                         490
     1,600   Humana, Inc.                                                        165

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     4,600   UnitedHealth Group, Inc.                                       $    346
     9,800   WellPoint, Inc.                                                     905
                                                                            --------
                                                                               2,414
                                                                            --------
             PHARMACEUTICALS (3.4%)
     8,400   AbbVie, Inc.                                                        444
     2,932   Actavis plc*                                                        493
     4,100   Allergan, Inc.                                                      455
     3,316   AstraZeneca plc                                                     196
     1,175   Bayer AG(a)                                                         165
     4,300   Bristol-Myers Squibb Co.                                            229
    11,800   Eli Lilly and Co.                                                   602
     2,300   Endo Health Solutions, Inc.*                                        155
     3,100   Forest Laboratories, Inc.*                                          186
    28,808   GlaxoSmithKline plc                                                 769
    27,900   Johnson & Johnson                                                 2,555
    18,900   Merck & Co., Inc.                                                   946
       256   Merck KGaA(a)                                                        46
     8,836   Novartis AG(a)                                                      707
       108   Novo Nordisk A/S "B"(a)                                              20
       925   Orion Oyj "B"(a)                                                     26
    10,800   Otsuka Holdings Co. Ltd.(a)                                         312
    58,700   Pfizer, Inc.                                                      1,798
     3,642   Roche Holding AG(a)                                               1,021
     2,890   Sanofi                                                              307
     7,000   Shionogi & Co. Ltd.(a)                                              152
     1,146   Shire plc                                                            54
       100   Taisho Pharmaceutical Holdings Co. Ltd.(a)                            7
     7,965   Teva Pharmaceutical Industries Ltd.                                 318
                                                                            --------
                                                                              11,963
                                                                            --------
             Total Health Care                                                23,961
                                                                            --------
             INDUSTRIALS (6.0%)
             ------------------
             AEROSPACE & DEFENSE (2.2%)
     5,300   Alliant Techsystems, Inc.                                           645
     7,800   Boeing Co.                                                        1,065
    20,000   Exelis, Inc.                                                        381
     6,500   General Dynamics Corp.                                              621
     7,500   Honeywell International, Inc.                                       685
     4,900   Huntington Ingalls Industries, Inc.                                 441
     2,500   L-3 Communications Holdings, Inc.                                   267
     4,100   Lockheed Martin Corp.                                               609
     7,600   Northrop Grumman Corp.                                              871
     6,700   Raytheon Co.                                                        608

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     5,104   Safran S.A.                                                    $    355
     9,300   Spirit AeroSystems Holdings, Inc. "A"*                              317
     4,788   Thales S.A.                                                         308
     6,000   United Technologies Corp.                                           683
                                                                            --------
                                                                               7,856
                                                                            --------
             AIR FREIGHT & LOGISTICS (0.3%)
     4,929   Deutsche Post AG(a)                                                 180
     2,400   FedEx Corp.                                                         345
     4,100   United Parcel Service, Inc. "B"                                     431
                                                                            --------
                                                                                 956
                                                                            --------
             AIRLINES (0.2%)
    13,447   easyJet plc                                                         342
     3,551   International Consolidated Airlines Group S.A.*                      24
       200   Japan Airlines Co. Ltd.(a)                                           10
    12,500   Southwest Airlines Co.                                              235
                                                                            --------
                                                                                 611
                                                                            --------
             AIRPORT SERVICES (0.0%)
     4,044   Auckland International Airport Ltd.                                  12
     6,234   Sydney Airport                                                       21
                                                                            --------
                                                                                  33
                                                                            --------
             BUILDING PRODUCTS (0.3%)
     5,600   A.O. Smith Corp.                                                    302
     5,807   Assa Abloy AB "B"(a)                                                308
       900   Daikin Industries Ltd.(a)                                            56
     1,000   LIXIL Group Corp.(a)                                                 28
     9,600   Masco Corp.                                                         219
    21,000   Toto Ltd.(a)                                                        333
                                                                            --------
                                                                               1,246
                                                                            --------
             COMMERCIAL PRINTING (0.1%)
     2,000   Dai Nippon Printing Co. Ltd.(a)                                      21
     8,000   R.R. Donnelley & Sons Co.                                           162
     2,000   Toppan Printing Co. Ltd.(a)                                          16
                                                                            --------
                                                                                 199
                                                                            --------
             CONSTRUCTION & ENGINEERING (0.3%)
       998   ACS Actividades de Construccion y Servicios S.A.                     35
     7,431   Bouygues S.A.                                                       280
     1,000   JGC Corp.(a)                                                         39
       651   Leighton Holdings Ltd.                                               10
    14,200   Quanta Services, Inc.*                                              448
     2,132   Vinci S.A.                                                          140
                                                                            --------
                                                                                 952
                                                                            --------

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    22,000   Hino Motors Ltd.(a)                                            $    347
     4,000   Kubota Corp.(a)                                                      66
     5,000   PACCAR, Inc.                                                        296
     5,300   Trinity Industries, Inc.                                            289
   198,000   Yangzijiang Shipbuilding Holdings Ltd.                              186
                                                                            --------
                                                                               1,184
                                                                            --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     2,000   Fuji Electric Co. Ltd.(a)                                             9
       300   Nidec Corp.(a)                                                       30
     2,037   Osram Licht AG*(a)                                                  115
     2,200   Rockwell Automation, Inc.                                           260
                                                                            --------
                                                                                 414
                                                                            --------
             HEAVY ELECTRICAL EQUIPMENT (0.0%)
     5,158   ABB Ltd.(a)                                                         136
                                                                            --------
             HIGHWAYS & RAILTRACKS (0.2%)
    14,116   Abertis Infraestructuras S.A.                                       314
    13,133   Atlantia S.p.A.(a)                                                  297
                                                                            --------
                                                                                 611
                                                                            --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.3%)
     1,710   Adecco S.A.(a)                                                      136
     5,428   Capita plc                                                           93
     8,200   Manpowergroup, Inc.                                                 704
     1,213   Seek Ltd.                                                            15
                                                                            --------
                                                                                 948
                                                                            --------
             INDUSTRIAL CONGLOMERATES (0.8%)
     2,900   3M Co.                                                              407
    69,400   General Electric Co.                                              1,945
    30,000   Hutchison Whampoa Ltd.                                              408
       865   Siemens AG(a)                                                       118
                                                                            --------
                                                                               2,878
                                                                            --------
             INDUSTRIAL MACHINERY (0.3%)
     1,498   Atlas Copco AB "B"(a)                                                38
       177   GEA Group AG(a)                                                       8
     7,000   IDEX Corp.                                                          517
     2,000   IHI Corp.(a)                                                          9
     1,543   Kone Oyj "B"(a)                                                      70
    12,000   Mitsubishi Heavy Industries Ltd.(a)                                  74
       200   SMC Corp.(a)                                                         51

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     2,000   Snap-On, Inc.                                                  $    219
     8,200   Xylem, Inc.                                                         284
                                                                            --------
                                                                               1,270
                                                                            --------
             MARINE (0.1%)
         2   A.P. Moller-Maersk A/S "A"(a)                                        21
        17   A.P. Moller-Maersk A/S "B"(a)                                       185
     6,000   Nippon Yusen Kabushiki Kaisha(a)                                     19
                                                                            --------
                                                                                 225
                                                                            --------
             OFFICE SERVICES & SUPPLIES (0.0%)
     6,100   Pitney Bowes, Inc.                                                  142
                                                                            --------
             RAILROADS (0.1%)
       300   East Japan Railway Co.(a)                                            24
     1,600   Norfolk Southern Corp.                                              148
     1,700   West Japan Railway Co.(a)                                            74
                                                                            --------
                                                                                 246
                                                                            --------
             SECURITY & ALARM SERVICES (0.0%)
       800   Secom Co. Ltd.(a)                                                    48
                                                                            --------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
     5,100   ITOCHU Corp.(a)                                                      63
    39,000   Marubeni Corp.(a)                                                   281
    18,400   Mitsubishi Corp.(a)                                                 353
     6,600   Mitsui & Co. Ltd.(a)                                                 92
    90,700   Sojitz Corp.(a)                                                     161
     3,865   Travis Perkins plc                                                  120
                                                                            --------
                                                                               1,070
                                                                            --------
             TRUCKING (0.1%)
     8,000   ComfortDelGro Corp. Ltd.                                             13
     3,200   Old Dominion Freight Line, Inc.*                                    169
     3,100   Ryder System, Inc.                                                  229
                                                                            --------
                                                                                 411
                                                                            --------
             Total Industrials                                                21,436
                                                                            --------
             INFORMATION TECHNOLOGY (8.2%)
             -----------------------------
             APPLICATION SOFTWARE (0.1%)
       185   SAP AG(a)                                                            16
     4,800   Solera Holdings, Inc.                                               339
                                                                            --------
                                                                                 355
                                                                            --------
             COMMUNICATIONS EQUIPMENT (0.6%)
    19,300   Brocade Communications Systems, Inc.*                               171
    27,800   Cisco Systems, Inc.                                                 624

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
     2,100   Juniper Networks, Inc.*                                        $     47
    30,736   Nokia Oyj*(a)                                                       248
    13,300   QUALCOMM, Inc.                                                      988
                                                                            --------
                                                                               2,078
                                                                            --------
             COMPUTER HARDWARE (1.4%)
     7,500   Apple, Inc.                                                       4,208
    31,000   Hewlett-Packard Co.                                                 868
                                                                            --------
                                                                               5,076
                                                                            --------
             COMPUTER STORAGE & PERIPHERALS (0.5%)
    12,100   EMC Corp.                                                           304
    15,200   Lexmark International, Inc. "A"                                     540
     3,100   SanDisk Corp.                                                       219
     8,900   Western Digital Corp.                                               747
                                                                            --------
                                                                               1,810
                                                                            --------
             DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
     2,562   Amadeus IT Holding S.A. "A"                                         110
     7,200   Broadridge Financial Solutions, Inc.                                284
     9,200   Computer Sciences Corp.                                             514
     1,800   Computershare Ltd.                                                   18
     7,000   CoreLogic, Inc.*                                                    249
     2,400   DST Systems, Inc.                                                   218
     7,400   Fiserv, Inc.*                                                       437
     3,800   FleetCor Technologies, Inc.*                                        445
     7,800   Jack Henry & Associates, Inc.                                       462
     1,200   MasterCard, Inc. "A"                                              1,003
     5,500   Total System Services, Inc.                                         183
     2,400   Visa, Inc. "A"                                                      534
                                                                            --------
                                                                               4,457
                                                                            --------
             ELECTRONIC COMPONENTS (0.1%)
       100   Hirose Electric Co. Ltd.(a)                                          14
     1,600   HOYA Corp.(a)                                                        45
     3,600   Murata Manufacturing Co. Ltd.(a)                                    320
     2,000   Nippon Electric Glass Co. Ltd.(a)                                    11
       800   Omron Corp.(a)                                                       35
                                                                            --------
                                                                                 425
                                                                            --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
       900   Citizen Holdings Co. Ltd.(a)                                          7
    12,700   FUJIFILM Holdings Corp.(a)                                          361
    32,000   Hitachi Ltd.(a)                                                     242
       200   Keyence Corp.(a)                                                     86
                                                                            --------
                                                                                 696
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
    22,000   Activision Blizzard, Inc.                                      $    392
                                                                            --------
             INTERNET SOFTWARE & SERVICES (1.1%)
    10,300   AOL, Inc.*                                                          480
     3,600   eBay, Inc.*                                                         198
    11,700   Facebook, Inc. "A"*                                                 640
     2,000   Google, Inc. "A"*                                                 2,241
     2,495   United Internet AG(a)                                               106
     4,300   VeriSign, Inc.*                                                     257
                                                                            --------
                                                                               3,922
                                                                            --------
             IT CONSULTING & OTHER SERVICES (0.8%)
     6,900   Accenture plc "A"                                                   567
    11,700   Amdocs Ltd.                                                         483
     4,634   Cap Gemini                                                          313
     2,200   Cognizant Technology Solutions Corp. "A"*                           222
     6,500   International Business Machines Corp.                             1,219
       400   Otsuka Corp.(a)                                                      51
                                                                            --------
                                                                               2,855
                                                                            --------
             OFFICE ELECTRONICS (0.0%)
     3,400   Canon, Inc.(a)                                                      108
     2,000   Konica Minolta, Inc.(a)                                              20
     3,000   Ricoh Co. Ltd.(a)                                                    32
                                                                            --------
                                                                                 160
                                                                            --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
     6,700   Lam Research Corp.*                                                 365
                                                                            --------
             SEMICONDUCTORS (0.7%)
     4,500   Avago Technologies Ltd.                                             238
     7,300   First Solar, Inc.*                                                  399
    40,900   Intel Corp.                                                       1,062
    11,500   Microchip Technology, Inc.                                          515
       400   ROHM Co.(a)                                                          19
     3,600   Skyworks Solutions, Inc.*                                           103
                                                                            --------
                                                                               2,336
                                                                            --------
             SYSTEMS SOFTWARE (1.0%)
    13,300   CA, Inc.                                                            448
    53,000   Microsoft Corp.                                                   1,984
    25,600   Oracle Corp.                                                        979
                                                                            --------
                                                                               3,411
                                                                            --------

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             TECHNOLOGY DISTRIBUTORS (0.2%)
     6,200   Arrow Electronics, Inc.*                                       $    337
    12,500   Ingram Micro, Inc. "A"*                                             293
                                                                            --------
                                                                                 630
                                                                            --------
             Total Information Technology                                     28,968
                                                                            --------
             MATERIALS (2.2%)
             ----------------
             COMMODITY CHEMICALS (0.2%)
    39,000   Asahi Kasei Corp.(a)                                                306
     1,000   Kaneka Corp.(a)                                                       6
       400   Kuraray Co. Ltd.(a)                                                   5
     1,494   Orica Ltd.                                                           32
     3,000   Westlake Chemical Corp.                                             366
                                                                            --------
                                                                                 715
                                                                            --------
             CONSTRUCTION MATERIALS (0.0%)
       800   Imerys S.A.                                                          70
                                                                            --------
             DIVERSIFIED CHEMICALS (0.2%)
     3,635   BASF SE(a)                                                          388
     4,900   E.I. du Pont de Nemours & Co.                                       318
                                                                            --------
                                                                                 706
                                                                            --------
             DIVERSIFIED METALS & MINING (0.4%)
    15,311   Anglo American plc                                                  335
    12,854   BHP Billiton Ltd.                                                   436
    16,556   BHP Billiton plc                                                    512
     4,000   Mitsubishi Materials Corp.(a)                                        15
       176   Rio Tinto plc                                                        10
    16,000   Sumitomo Metal Mining Co. Ltd.(a)                                   210
                                                                            --------
                                                                               1,518
                                                                            --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     4,765   K+S AG(a)                                                           147
     1,800   Monsanto Co.                                                        210
     5,000   Scotts Miracle-Gro Co. "A"                                          311
     6,580   Yara International ASA(a)                                           284
                                                                            --------
                                                                                 952
                                                                            --------
             INDUSTRIAL GASES (0.0%)
     1,000   Air Water, Inc.(a)                                                   13
                                                                            --------
             PAPER PACKAGING (0.3%)
    12,700   Packaging Corp. of America                                          804
     8,800   Sonoco Products Co.                                                 367
                                                                            --------
                                                                               1,171
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             PAPER PRODUCTS (0.2%)
     5,100   Domtar Corp.                                                   $    481
     3,000   Oji Holdings Corp.(a)                                                15
       558   UPM-Kymmene Oyj(a)                                                   10
                                                                            --------
                                                                                 506
                                                                            --------
             SPECIALTY CHEMICALS (0.4%)
    28,000   Daicel Corp.(a)                                                     228
       591   EMS-Chemie Holding AG(a)                                            210
     1,000   Nippon Paint Co. Ltd.(a)                                             17
     3,300   PPG Industries, Inc.                                                626
     2,700   Sigma-Aldrich Corp.                                                 254
                                                                            --------
                                                                               1,335
                                                                            --------
             STEEL (0.2%)
     6,000   Cliffs Natural Resources, Inc.                                      157
    64,803   Fortescue Metals Group Ltd.                                         337
     1,900   JFE Holdings, Inc.(a)                                                45
    10,000   Kobe Steel Ltd.*(a)                                                  17
       200   Maruichi Steel Tube Ltd.(a)                                           5
     5,658   Voestalpine AG(a)                                                   274
                                                                            --------
                                                                                 835
                                                                            --------
             Total Materials                                                   7,821
                                                                            --------
             TELECOMMUNICATION SERVICES (2.0%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
    44,700   AT&T, Inc.                                                        1,572
    74,173   Bezeq The Israeli Telecommunication Corp. Ltd.                      126
    63,636   BT Group plc                                                        400
     8,500   CenturyLink, Inc.                                                   271
    10,993   Deutsche Telekom AG(a)                                              188
     2,232   Elisa Oyj(a)                                                         59
   142,600   Frontier Communications Corp.                                       663
     6,900   Nippon Telegraph & Telephone Corp.(a)                               371
     1,657   Orange                                                               21
       112   Swisscom AG(a)                                                       59
    46,581   Telecom Italia S.p.A.(a)                                             37
       308   Telefonica S.A.                                                       5
     5,958   Telenor ASA(a)                                                      142
    41,027   TeliaSonera AB(a)                                                   342
    21,191   Telstra Corp. Ltd.                                                   99
    30,100   Verizon Communications, Inc.                                      1,479
                                                                            --------
                                                                               5,834
                                                                            --------

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     6,100   KDDI Corp.(a)                                                  $    376
       264   Millicom International Cellular S.A. Swedish Depository
               Receipts(a)                                                        26
     5,900   NTT DOCOMO, Inc.(a)                                                  97
       100   SoftBank Corp.(a)                                                     9
     8,600   Telephone & Data Systems, Inc.                                      222
   105,171   Vodafone Group plc                                                  413
                                                                            --------
                                                                               1,143
                                                                            --------
             Total Telecommunication Services                                  6,977
                                                                            --------
             UTILITIES (1.8%)
             ----------------
             ELECTRIC UTILITIES (1.1%)
     7,100   American Electric Power Co., Inc.                                   332
     2,000   Cheung Kong Infrastructure Holdings Ltd.                             13
     2,500   Chubu Electric Power Co., Inc.(a)                                    32
     1,200   Chugoku Electric Power Co., Inc.(a)                                  19
     8,900   Duke Energy Corp.                                                   614
     7,024   EDF S.A.                                                            248
    16,400   Edison International                                                759
    35,143   EDP-Energias de Portugal S.A.                                       129
     2,100   Entergy Corp.                                                       133
     6,800   Great Plains Energy, Inc.                                           165
       600   Hokkaido Electric Power Co., Inc.*(a)                                 7
       700   Hokuriku Electric Power Co.(a)                                       10
    17,779   Iberdrola S.A.                                                      113
     2,600   Kansai Electric Power Co., Inc.*(a)                                  30
     1,600   Kyushu Electric Power Co., Inc.*(a)                                  20
     3,100   Pinnacle West Capital Corp.                                         164
     4,500   Power Assets Holdings Ltd.                                           36
    11,300   PPL Corp.                                                           340
       700   Shikoku Electric Power Co.*(a)                                       10
     6,858   SP AusNet                                                             8
     1,148   SSE plc                                                              26
     1,800   Tohoku Electric Power Co., Inc.*(a)                                  20
     5,500   Tokyo Electric Power Co., Inc.*(a)                                   27
    19,200   Weststar Energy, Inc.                                               618
                                                                            --------
                                                                               3,873
                                                                            --------
             GAS UTILITIES (0.0%)
       786   Gas Natural SDG S.A.                                                 20
     1,072   Snam Rete Gas S.p.A.(a)                                               6
     8,000   Tokyo Gas Co. Ltd.(a)                                                40
                                                                            --------
                                                                                  66
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    17,600   AES Corp.                                                      $    255
       400   Electric Power Development Co. Ltd.(a)                               12
                                                                            --------
                                                                                 267
                                                                            --------
             MULTI-UTILITIES (0.6%)
    11,000   Ameren Corp.                                                        398
    17,948   Centrica plc                                                        103
    20,428   E.ON SE(a)                                                          377
     7,798   GDF Suez                                                            183
    30,189   National Grid plc                                                   394
    10,900   Public Service Enterprise Group, Inc.                               349
     7,900   Vectren Corp.                                                       280
                                                                            --------
                                                                               2,084
                                                                            --------
             Total Utilities                                                   6,290
                                                                            --------
             Total Common Stocks (cost: $143,610)                            186,460
                                                                            --------
             PREFERRED STOCKS (0.0%)

             CONSUMER DISCRETIONARY (0.0%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.0%)
       222   Bayerische Motoren Werke AG(a) (cost: $16)                           19
                                                                            --------

             FOREIGN EXCHANGE-TRADED FUNDS (40.6%)
   450,000   iShares Core MSCI Emerging Markets ETF                           22,414
   503,870   iShares MSCI EAFE ETF                                            33,789
   250,000   iShares MSCI EMU Index Fund                                      10,345
   500,000   iShares MSCI Germany ETF                                         15,880
   500,000   iShares MSCI Hong Kong ETF                                       10,300
    66,534   iShares MSCI Indonesia ETF                                        1,520
    43,000   iShares MSCI Philippines ETF                                      1,359
    70,000   iShares MSCI Russia Capped ETF                                    1,533
    80,000   iShares MSCI South Korea Capped ETF                               5,174
   119,544   iShares MSCI Turkey ETF                                           5,697
   697,501   iShares MSCI United Kingdom ETF                                  14,564
    55,000   SPDR S&P Emerging Markets SmallCap ETF                            2,553
   100,000   Vanguard FTSE Emerging Markets ETF                                4,114
   250,000   WisdomTree Emerging Markets SmallCap Dividend Fund               11,522
   150,000   WisdomTree India Earnings Fund                                    2,616
                                                                            --------
             Total Foreign Exchange-Traded Funds (cost: $127,728)            143,380
                                                                            --------
             Total Equity Securities (cost: $271,354)                        329,859
                                                                            --------

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                             COUPON                        VALUE
(000)         SECURITY                                              RATE       MATURITY          (000)
------------------------------------------------------------------------------------------------------
              BONDS (5.3%)

              CORPORATE OBLIGATIONS (2.3%)

              FINANCIALS (1.5%)
              -----------------
              LIFE & HEALTH INSURANCE (0.3%)
    $1,000    StanCorp Financial Group, Inc.                        6.90%      6/01/2067      $  1,001
                                                                                              --------
              MULTI-LINE INSURANCE (0.9%)
     2,000    Genworth Holdings, Inc.                               6.15      11/15/2066         1,777
       500    Glen Meadow Pass-Through Trust(c)                     6.51       2/12/2067           488
     1,000    Nationwide Mutual Insurance Co.(c)                    5.81      12/15/2024         1,016
                                                                                              --------
                                                                                                 3,281
                                                                                              --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     1,000    ILFC E-Capital Trust II(c)                            6.25      12/21/2065           950
                                                                                              --------
              Total Financials                                                                   5,232
                                                                                              --------
              INDUSTRIALS (0.5%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     1,000    Textron Financial Corp.(c)                            6.00       2/15/2067           900
                                                                                              --------
              AIRLINES (0.2%)
       839    US Airways Group, Inc. Pass-Through Trust (INS)       7.08       3/20/2021           898
                                                                                              --------
              Total Industrials                                                                  1,798
                                                                                              --------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
     1,906    Texas Competitive Electric Holdings Co., LLC(e)       4.73      10/10/2017         1,323
                                                                                              --------
              Total Corporate Obligations (cost: $6,047)                                         8,353
                                                                                              --------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.7%)

              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.3%)
     1,000    BayernLB Capital Trust l                              6.20               -(f)        822
       200    LBG Capital No.1 plc                                  8.00               -(f)        214
                                                                                              --------
                                                                                                 1,036
                                                                                              --------
              PROPERTY & CASUALTY INSURANCE (0.2%)
       600    Oil Insurance Ltd.(c)                                 3.23(g)            -(f)        530
                                                                                              --------
              Total Financials                                                                   1,566
                                                                                              --------
              MATERIALS (0.2%)
              ----------------
              GOLD (0.2%)
     1,000    St. Barbara Ltd.(c)                                   8.88       4/15/2018           838
                                                                                              --------
              Total Eurodollar and Yankee Obligations (cost: $1,776)                             2,404
                                                                                              --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                             COUPON                        VALUE
(000)         SECURITY                                              RATE       MATURITY          (000)
------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (2.3%)

              FINANCIALS (2.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.3%)
    $1,000    Banc of America Commercial Mortgage, Inc.             5.77%      5/10/2045      $  1,046
     1,000    Bear Stearns Commercial Mortgage Securities, Inc.     4.99       9/11/2042         1,041
     1,000    Citigroup Commercial Mortgage Trust                   5.78       3/15/2049         1,015
     1,000    GE Capital Commercial Mortgage Corp.                  5.28       3/10/2044           951
     1,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                   5.04      10/15/2042         1,022
     1,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                   5.48       5/15/2045         1,044
     1,000    Merrill Lynch Mortgage Trust                          5.14       7/12/2038         1,042
     1,000    Merrill Lynch Mortgage Trust                          5.68       5/12/2039         1,008
                                                                                              --------
                                                                                                 8,169
                                                                                              --------
              Total Financials                                                                   8,169
                                                                                              --------
              Total Commercial Mortgage Securities (cost: $7,079)                                8,169
                                                                                              --------
              Total Bonds (cost: $14,902)                                                       18,926
                                                                                              --------

NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.2%)

             MONEY MARKET FUNDS (1.2%)
 4,180,132   State Street Institutional Liquid Reserve Fund, 0.06%(b),(h)
                (cost: $4,180)                                                                   4,180
                                                                                              --------

             TOTAL INVESTMENTS (COST: $290,436)                                               $352,965
                                                                                              ========

NUMBER
OF CONTRACTS
------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.3%)
    14,400   Put - iShares MSCI EAFE ETF expiring January 18, 2014 at 63                           158
     4,000   Put - iShares MSCI EAFE ETF expiring January 18, 2014 at 64                            58
     5,000   Put - iShares MSCI Emerging Markets ETF expiring February 22, 2014 at 39              180
     5,000   Put - iShares MSCI Emerging Markets ETF expiring February 22, 2014 at 40              273
     3,900   Put - iShares MSCI Emerging Markets ETF expiring January 18, 2014 at 41               140
       400   Put - S&P 500 Index expiring February 22, 2014 at 1730                                334
       350   Put - S&P 500 Index expiring January 18, 2014 at 1730                                  72
                                                                                              --------

             TOTAL PURCHASED OPTIONS (COST: $4,500)                                           $  1,215
                                                                                              ========

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF CONTRACTS  SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
              WRITTEN OPTIONS (0.0%)
   (5,000)    Put - iShares MSCI Emerging Markets ETF expiring February 22, 2014 at 37        $    (92)
     (250)    Put - S&P 500 Index expiring January 18, 2014 at 1700                                (39)
                                                                                              --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $331)                                 $   (131)
                                                                                              ========

------------------------------------------------------------------------------------------------------
                                                                                            UNREALIZED
NUMBER                                                                       CONTRACT    APPRECIATION/
OF CONTRACTS                                                    EXPIRATION     VALUE    (DEPRECIATION)
LONG/(SHORT)                                                       DATE        (000)             (000)
------------------------------------------------------------------------------------------------------
              FUTURES (0.6%)
        24    S&P 500 E-Mini Index Futures(i)                    03/21/2014   $2,209               $5
                                                                              ------               --

              TOTAL FUTURES                                                   $2,209               $5
                                                                              ======               ==

----------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $161,797             $24,663             $-      $186,460
  Preferred Stocks                                -                  19              -            19
  Foreign Exchange-Traded Funds             143,380                   -              -       143,380

Bonds:
  Corporate Obligations                           -               8,353              -         8,353
  Eurodollar and Yankee Obligations               -               2,404              -         2,404
  Commercial Mortgage Securities                  -               8,169              -         8,169

Money Market Instruments:
  Money Market Funds                          4,180                   -              -         4,180

Purchased Options                             1,215                   -              -         1,215

Futures(1)                                        5                   -              -             5
----------------------------------------------------------------------------------------------------
Total                                      $310,577             $43,608             $-      $354,185
----------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES               FOR IDENTICAL LIABILITIES              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Written Options                               $(131)                 $-             $-        $(131)
----------------------------------------------------------------------------------------------------
Total                                         $(131)                 $-             $-        $(131)
----------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

For the period of January 1, 2013, through December 31, 2013, equity securities with a fair value of $12,892,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The foreign market closing adjustments were not deemed necessary at the end of the period. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. Investments in foreign securities were 55.8% of net assets at December 31, 2013. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    REIT -- Real estate investment trust

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Security was fair valued at December 31, 2013, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees (the Board). The total value of all such securities was $24,682,000, which represented 7.0% of net assets of the Fund.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2013.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2013, was zero.

    (e) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at December 31, 2013.

    (h) Rate represents the money market fund annualized seven-day yield at December 31, 2013.

    (i) Cash with a value of $127,000 is segregated as collateral for initial margin requirements on open futures contracts.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $290,436)        $352,965
  Purchased options, at market value (cost of $4,500)                     1,215
  Cash                                                                      150
  Cash denominated in foreign currencies (identified cost of $129)          128
  Receivables:
    Capital shares sold                                                      35
    USAA Asset Management Company (Note 6D)                                   4
    Dividends and interest                                                  470
    Securities sold                                                           1
  Variation margin on futures contracts                                       5
                                                                       --------
      Total assets                                                      354,973
                                                                       --------
LIABILITIES
  Payables:
    Securities purchased                                                    561
    Capital shares redeemed                                                 271
  Written options, at market value (premiums received of $331)              131
  Accrued management fees                                                   179
  Other accrued expenses and payables                                        98
                                                                       --------
      Total liabilities                                                   1,240
                                                                       --------
        Net assets applicable to capital shares outstanding            $353,733
                                                                       ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $296,217
  Accumulated undistributed net investment income                         6,368
  Accumulated net realized loss on investments, options, and
    futures transactions                                                 (8,303)
  Net unrealized appreciation of investments, options, and
    futures contracts                                                    59,449
  Net unrealized appreciation of foreign currency translations                2
                                                                       --------
        Net assets applicable to capital shares outstanding            $353,733
                                                                       ========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $10,771/966 shares outstanding)         $  11.14
                                                                       ========
    Institutional Shares (net assets of $342,962/30,732
      shares outstanding)                                              $  11.16
                                                                       ========

See accompanying notes to financial statements.

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $140)                     $ 8,081
  Interest                                                                1,319
                                                                        -------
      Total income                                                        9,400
                                                                        -------
EXPENSES
  Management fees                                                         2,216
  Administration and servicing fees:
    Fund Shares*                                                              5
    Institutional Shares                                                    183
  Transfer agent's fees:
    Fund Shares*                                                              1
    Institutional Shares                                                    183
  Custody and accounting fees:
    Fund Shares*                                                              4
    Institutional Shares                                                    285
  Postage:
    Fund Shares*                                                              1
    Institutional Shares                                                      2
  Shareholder reporting fees:
    Fund Shares*                                                              1
    Institutional Shares                                                     24
  Trustees' fees                                                             14
  Registration fees:
    Fund Shares*                                                             13
    Institutional Shares                                                     22
  Professional fees                                                         100
  Other                                                                      10
                                                                        -------
      Total expenses                                                      3,064
                                                                        -------
  Expenses reimbursed:
    Fund Shares*                                                             (9)
                                                                        -------
      Net expenses                                                        3,055
                                                                        -------
NET INVESTMENT INCOME                                                     6,345
                                                                        -------

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments                                                          44,627
    Foreign currency transactions                                           (21)
    Options                                                             (24,851)
    Futures transactions                                                    425
  Change in net unrealized appreciation/depreciation of:
    Investments                                                          16,109
    Foreign currency translations                                             1
    Options                                                                (748)
    Futures contracts                                                        19
                                                                        -------
      Net realized and unrealized gain                                   35,561
                                                                        -------
  Increase in net assets resulting from operations                      $41,906
                                                                        =======

*Fund shares were initiated on July 12, 2013

See accompanying notes to financial statements.

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

----------------------------------------------------------------------------------

                                                                2013          2012
----------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                     $  6,345      $  7,685
  Net realized gain on investments                            44,627        10,978
  Net realized loss on foreign currency transactions             (21)           (8)
  Net realized loss on options                               (24,851)      (39,749)
  Net realized gain on futures transactions                      425           498
  Change in net unrealized appreciation/depreciation of:
    Investments                                               16,109        55,834
    Foreign currency translations                                  1            (2)
    Options                                                     (748)        3,987
    Futures contracts                                             19           (62)
                                                            ----------------------
    Increase in net assets resulting from operations          41,906        39,161
                                                            ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares*                                                 (11)            -
    Institutional Shares                                        (364)       (9,300)
                                                            ----------------------
      Total distributions of net investment income              (375)       (9,300)
                                                            ----------------------
  Net realized gains:
    Institutional Shares                                           -       (11,479)
                                                            ----------------------
      Total distributions of net realized gains                    -       (11,479)
                                                            ----------------------
    Distributions to shareholders                               (375)      (20,779)
                                                            ----------------------
NET DECEASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares*                                                10,230             -
  Institutional Shares                                       (78,916)      (79,139)
                                                            ----------------------
      Total net decrease in net assets from capital
        share transactions                                   (68,686)      (79,139)
                                                            ----------------------
  Net decrease in net assets                                 (27,155)      (60,757)
NET ASSETS
  Beginning of year                                          380,888       441,645
                                                            ----------------------
  End of year                                               $353,733      $380,888
                                                            ======================
Accumulated undistributed net investment income:
  End of year                                               $  6,368      $    298
                                                            ======================

*Fund shares were initiated on July 12, 2013

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2013
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Global Managed Volatility Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Effective July 12, 2013, the existing share class was designated Global Managed Volatility Fund Institutional Shares (Institutional Shares) and a new share class was designated Global Managed Volatility Fund Shares (Fund Shares). Each class of shares has equal rights to assets and earnings, except that each class will bear certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments will be allocated to each class of shares based on each class's relative net assets. Each class will have exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans,

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including Exchange-Traded Funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

      primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

      procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's
      NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks and preferred stocks, which are valued based on methods discussed in Note 1A2 and all bonds, which are valued based on methods discussed in Note 1A5.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2013, did not include master netting provisions.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

52  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2013*
    (IN THOUSANDS)

                                  ASSET DERIVATIVES                   LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------
                                  STATEMENT OF                        STATEMENT OF
                                  ASSETS AND                          ASSETS AND
DERIVATIVES NOT ACCOUNTED         LIABILITIES                         LIABILITIES
FOR AS HEDGING INSTRUMENTS        LOCATION            FAIR VALUE      LOCATION           FAIR VALUE
---------------------------------------------------------------------------------------------------
Equity contracts                  Purchased options;    $1,220        Written options      $131**
                                  Net unrealized
                                  appreciation of
                                  investments, options,
                                  and futures contracts
---------------------------------------------------------------------------------------------------

 *For open derivative instruments as of December 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended December 31, 2013.

**Includes cumulative appreciation (depreciation) of futures contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013 (IN THOUSANDS)

                                                                         CHANGE IN
                                                                         UNREALIZED
                                                          REALIZED GAIN  APPRECIATION
DERIVATIVES NOT ACCOUNTED    STATEMENT OF                 (LOSS) ON      (DEPRECIATION)
FOR AS HEDGING INSTRUMENTS   OPERATIONS LOCATION          DERIVATIVES    ON DERIVATIVES
---------------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss)       $(24,426)         $(729)
                             on options and futures
                             transactions/Change in
                             net unrealized appreciation/
                             depreciation of options and
                             futures contracts
---------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

54  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS --
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended December 31, 2013, the Fund did not receive any brokerage commission recapture credits. For the year ended December 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

56  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended December 31, 2013, the Fund paid CAPCO facility fees of $2,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $100,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2013, and 2012, was as follows:

                                               2013               2012
                                             ----------------------------
Ordinary income*                             $375,000         $ 9,300,000
Long-term realized capital gain                     -          11,479,000
                                             --------         -----------
  Total distributions paid                   $375,000         $20,779,000
                                             --------         -----------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

As of December 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $  6,448,000
Accumulated capital and other losses                                (10,262,000)
Unrealized appreciation of investments                               61,330,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, straddle loss deferral, partnership basis, and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2013, the Fund utilized post-enactment capital loss carryforwards of $14,625,000, to offset capital gains. At December 31, 2013, the Fund had no pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards of $10,262,000, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis,

================================================================================

58  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue
Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2013, were $326,818,000 and $414,703,000, respectively.

As of December 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $295,891,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2013, for federal income tax purposes, were $65,275,000 and $6,986,000, respectively, resulting in net unrealized appreciation of $58,289,000.

For the year ended December 31, 2013, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                            NUMBER OF                  RECEIVED
                                            CONTRACTS                   (000's)
                                            ------------------------------------
Outstanding at December 31, 2012                  200                  $     87
Options written                               165,145                    23,955
Options terminated in closing
  purchase transactions                      (153,995)                  (23,475)
Options expired                                (6,100)                     (236)
                                            ------------------------------------
Outstanding at December 31, 2013                5,250                  $    331
                                            ====================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED              YEAR ENDED
                                         DECEMBER 31, 2013      DECEMBER 31, 2012
----------------------------------------------------------------------------------
                                       SHARES        AMOUNT    SHARES       AMOUNT
                                     ---------------------------------------------
FUND SHARES:
  (INITIATED ON JULY 12, 2013)
Shares sold                             1,283     $  13,632         -    $       -
Shares issued from reinvested
  dividends                                 -*            5         -            -
Shares redeemed                          (317)       (3,407)       (-)          (-)
                                     ---------------------------------------------
Net increase from capital
  share transactions                      966     $  10,230         -    $       -
                                     =============================================
INSTITUTIONAL SHARES:
Shares sold                             2,492     $  25,802     3,208    $  32,050
Shares issued from reinvested
  dividends                                33           364     2,083       20,779
Shares redeemed                       (10,024)     (105,082)  (13,194)    (131,968)
                                     ---------------------------------------------
Net decrease from capital
  share transactions                   (7,499)    $ (78,916)   (7,903)   $ (79,139)
                                     =============================================

* Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the

================================================================================

60  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's base fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $2,216,000.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into investment subadvisory agreements with Quantitative Management Associates LLC (QMA) and QS Investors, LLC (QS), under which each subadviser provides day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Manager.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended December 31, 2013, the Manager incurred subadvisory fees, paid or payable to QMA, of $117,000.

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the year ended December 31, 2013, the Manager incurred subadvisory fees, paid or payable to QS, of $221,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the year ended December 31, 2013 (for the period from July 12, 2013, to December 31, 2013, for the Fund Shares), the Fund Shares and Institutional Shares incurred administration and servicing fees,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    paid or payable to the Manager, of $5,000 and $183,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2013, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D.  EXPENSE LIMITATION -- The Manager has voluntarily agreed, through July
    12, 2014, to limit the total annual operating expenses of the Fund Shares to 1.10% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 12, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2013, the Fund incurred reimbursable expenses of $9,000, of which $4,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23.00 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2013 (for the period from July 12, 2013, to December 31, 2013, for the Fund Shares), the Fund Shares and Institutional Shares

================================================================================

62  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    incurred transfer agent's fees, paid or payable to SAS, of $1,000 and $183,000, respectively.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2013, USAA and its affiliates owned 478,000 Fund Shares, which represents 49.5% of the Fund Shares, and 1.5% of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                ------------
                                                                    2013***
                                                                ------------
Net asset value at beginning of period                           $ 10.46
                                                                 -------
Income from investment operations:
  Net investment income                                              .07(a)
  Net realized and unrealized gain                                   .62(a)
                                                                 -------
Total from investment operations                                     .69(a)
                                                                 -------
Less distributions from:
  Net investment income                                             (.01)
                                                                 -------
Net asset value at end of period                                 $ 11.14
                                                                 =======
Total return (%)*                                                   6.61
Net assets at end of period (000)                                $10,771
Ratios to average net assets:**
  Expenses (%)(b)                                                   1.10(c)
  Expenses, excluding reimbursements (%)(b)                         1.34(c)
Net investment income (%)                                           1.29(c)
Portfolio turnover (%)                                                92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended December 31, 2013, average net assets were $7,889,000. *** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the period ended December 31, 2013, average shares were 715,000.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------
                                 2013***         2012           2011          2010         2009
                                ---------------------------------------------------------------
Net asset value at
  beginning of period           $   9.96     $   9.57       $  10.09      $   9.94     $   8.61
                                ---------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income              .21          .22            .17           .13          .09
  Net realized and unrealized
    gain (loss)                     1.00          .73           (.51)          .11         1.52
                                ---------------------------------------------------------------
Total from investment
  operations                        1.21          .95           (.34)          .24         1.61
                                ---------------------------------------------------------------
Less distributions from:
  Net investment income             (.01)        (.25)          (.18)         (.09)        (.06)
  Realized capital gains               -         (.31)             -             -         (.22)
                                ---------------------------------------------------------------
Total distributions                 (.01)        (.56)          (.18)         (.09)        (.28)
                                ---------------------------------------------------------------
Net asset value at
  end of period                 $  11.16     $   9.96       $   9.57      $  10.09     $   9.94
                                ===============================================================
Total return (%)*                  12.17        10.02          (3.40)         2.37        18.76
Net assets at end of
  period (000)                  $342,962     $380,888       $441,645      $475,075     $318,074
Ratios to average net assets:**
  Expenses (%)(a)                    .82          .80(b)         .79           .80          .94
  Expenses, excluding
    reimbursements (%)(a)            .82          .80            .79           .80          .94
  Net investment income (%)         1.72         1.86           1.61          1.46         1.63
Portfolio turnover (%)                92          106(c)         144           156          107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2013, average net assets were $365,587,000. *** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average net assets.
(c) Decrease in trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

December 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of July 12, 2013, through December 31, 2013, for the Fund Shares and for the six-month period of July 1, 2013, through December 31, 2013, for the Institutional Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed

================================================================================

66  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                       BEGINNING              ENDING             DURING PERIOD**
                                     ACCOUNT VALUE         ACCOUNT VALUE          JULY 1, 2013 -
                                      JULY 1, 2013       DECEMBER 31, 2013      DECEMBER 31, 2013
                                     ------------------------------------------------------------
FUND SHARES*
Actual                                 $1,000.00             $1,066.10                $5.26

Hypothetical
 (5% return before expenses)            1,000.00              1,018.06                 5.14

INSTITUTIONAL SHARES
Actual                                  1,000.00              1,097.40                 4.44

Hypothetical
 (5% return before expenses)            1,000.00              1,020.97                 4.28

 * Fund Shares commenced operations on July 12, 2013.

** Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares and 0.84% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 169 days/365 days for the Fund Shares (to reflect the current period beginning with the Fund Shares' inception date) or 184 days/365 days for Institutional Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.61% for Fund Shares for the period of July 12, 2013, through December 31, 2013, and 9.74% for Institutional Shares for the six-month period of July 1, 2013, through December 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each P.O. Box 659450, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

68  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

70  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/31-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
 (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

72  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group
(FASG) General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

74  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    88394-0214                               (C)2014, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2013 and 2012 were $419,620 and $360,045, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2013 and 2012 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2013 and 2012 were $406,468 and $387,250, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2013

By:*     /S/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     02/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/24/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.